Acquisition Integration and Restructuring Charges	6 Months Ended
Jun. 30, 2013
Acquisition Integration and Restructuring Charges [Abstract]
ACQUISITION INTEGRATION AND RESTRUCTURING CHARGES
Eaton incurs integration charges and transaction costs related to acquired businesses. A summary of these charges follows:

	Three months ended June 30		Six months ended June 30
	2013	2012	2013	2012
Acquisition integration charges
Electrical Products	$12	$—	$15	$—
Electrical Systems and Services	11	5	16	7
Hydraulics	8	3	20	4
Total business segments	31	8	51	11
Corporate	6	1	12	1
Total acquisition integration charges	$37	$9	$63	$12

Transaction costs
Corporate	$2	$7	$7	$7
Total transaction costs	$2	$7	$7	$7

Total acquisition integration charges and transaction costs before income taxes	$39	$16	$70	$19
Total after income taxes	$25	$10	$47	$12
Per ordinary share - diluted	$0.05	$0.03	$0.10	$0.04

Business segment integration charges in 2013 were related primarily to the integrations of Cooper, Polimer Kaucuk Sanayi ve Pazarlama, Jeil Hydraulics and Rolec Comercial e Industrial. Business segment integration charges in 2012 were related primarily to the integrations of E. Begerow GmbH & Co. KG and Internormen Technology Group. These charges were included in Cost of products sold or Selling and administrative expense, as appropriate. In Business Segment Information the charges reduced Operating profit of the related business segment.
Corporate integration charges in 2013 and 2012 were related primarily to the integration of Cooper. These charges were included in Selling and administrative expense. In Business Segment Information the charges were included in Other corporate expense - net.
Acquisition-related transaction costs, such as investment banking, legal, and other professional fees are not included as a component of consideration transferred in an acquisition but are expensed as incurred. Acquisition related transaction costs in 2013 and 2012 were related to the acquisition of Cooper. These charges were included in Selling and administrative expense, Interest expense - net and Other corporate expense - net, as appropriate. In Business Segment Information the charges were included in Interest expense - net and Other corporate expense - net.
See Note 2 for additional information about business acquisitions.
Restructuring Charges
During the fourth quarter of 2012, Eaton undertook restructuring activities to improve the efficiency of certain businesses. These actions resulted in a charge in the fourth quarter of 2012 of $50, comprised of severance costs totaling $34 and other non-cash expenses totaling $16.
During the first half of 2013, Eaton undertook restructuring activities related to the acquisition and integration of Cooper in an effort to gain efficiencies in selling, marketing, traditional back-office functions and manufacturing and distribution. These actions resulted in charges totaling $17, comprised primarily of severance costs, and are included in the table above in acquisition integration charges. These restructuring initiatives are expected to continue through the second half of 2013.
Restructuring charges were included in Cost of products sold or Selling and administrative expense, as appropriate. In Business Segment Information, the charges reduced Operating profit of the related business segment. See Note 13 for additional information about business segments. As of June 30, 2013, the liabilities related to restructuring actions totaled $36.